
                               Table of Contents

Letter to Shareholders....................................................   1

Performance Results.......................................................   3

Portfolio Highlights......................................................   4

Performance in Perspective................................................   5

Portfolio Management Review...............................................   6

Portfolio of Investments..................................................   8

Statement of Assets and Liabilities.......................................  30

Statement of Operations...................................................  31

Statement of Changes in Net Assets........................................  32

Financial Highlights......................................................  33

Notes to Financial Statements.............................................  36

Report of Independent Accountants.........................................  44

                             Letter to Shareholders


                             [PHOTO APPEARS HERE]
                     Dennis J. McDonnell and Don G. Powell

June 24, 1997

Dear Shareholder,

  As you know, VK/AC Holding, Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management. More recently, on February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, 1997, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip N. Duff, formerly of Morgan Stanley, has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman.

  Additionally, on April 1, 1997, Morgan Stanley Asset Management became subadvisor for the Van Kampen American Capital Global Equity Fund. Unlike the previous subadvisory agreement, which divided responsibility for domestic and foreign portfolio management, Morgan Stanley Asset Management has assumed complete responsibility for your Fund's holdings. As explained in your proxy statement, we believe that the new advisory relationship is another positive result of our acquisition by Morgan Stanley. We are confident that our partnership with Morgan Stanley will continue to work to the benefit of our fund shareholders.

Market Review

  Bolstered by generally solid economic growth and continued low inflation, most global equity markets posted gains over the fiscal year. The Morgan Stanley Capital International World Index climbed 14.6 percent in dollar terms, with more than half of the increase coming since the beginning of the year.

  Among developed markets, U.S. stocks gained 20.38 percent over the 12 months ended May 31, 1997, based on the Wilshire 5000 Index. Equity prices in the United States were supported by nearly perfect economic conditions. First-quarter gross domestic product, the nation's total output of goods and services, increased by a robust 5.6 percent annualized rate, the largest quarterly gain in nine years. Despite rapid growth, inflation remained benign, with consumer prices up just 2.5 percent over the 12 months through April. Meanwhile, unemployment fell below 4.9 percent and consumer confidence soared to its highest level in 27 years. Signs that the tight labor market was putting upward pressure on wages led the Federal Reserve Board to raise interest rates by one-quarter point in March.

  European equity markets also were strong, with the Morgan Stanley Europe Index climbing 22.7 percent over the fiscal year. We believe that three factors contributed to the strong performance of European stocks. First, most of Europe is in the relatively early stage of an economic expansion. Second, downsizing in many European companies--while not as extensive as in the United States--has improved profitability. Finally, the progress towards European Monetary Union
(EMU) functioned as a brake on excessive spending as governments struggled to reduce inflation and budget deficits to levels acceptable for EMU inclusion.

                               1                          Continued on page two

  In the Pacific Basin, most equity markets continued to show the effects of a regional slowdown in export growth. Hardest hit were South Korea and Thailand, where political jitters and concerns about economic competitiveness caused sharp sell-offs in stock prices. Excluding Japan, the Morgan Stanley Far East Index fell 2.4 percent over the 12-month reporting period. Strong rallies in Hong Kong and Taiwan signaled investor confidence that Chinese officials would allow Hong Kong's free-market economy to operate without interference after political control reverts to China in July.

  Japan continued to struggle with an ailing financial system and excess production capacity. Despite a weakened yen, which aided the country's export sector, Japanese stocks fell nearly 16 percent over the fiscal year. Although profitability has soared among larger firms, the benefits of Japan's export-led recovery generally have not passed through to the country's smaller and mid-sized companies. In an effort to jump-start its economy, the Bank of Japan kept monetary policy extremely loose, with real short-term interest rates falling to near zero.

Economic Outlook

  We expect economic growth to accelerate modestly worldwide, leading to mild increases in global inflation and interest rates. Faster growth in consumer spending should help corporate profits remain strong, providing a solid underpinning for the relatively high price-to-earnings ratios currently found in most global equity markets.

  In Europe, we believe that progress towards monetary union will continue, although the election of leftist political groups in France increases the possibility that EMU will be delayed. As economic growth in Europe accelerates, interest rates and inflation in core European countries could rise modestly. The major beneficiaries of EMU will likely be Italy and Spain, where tighter fiscal and monetary policies could ultimately put those economies on a path to stronger growth with less inflation.

  We expect many Pacific Basin countries to resume increasingly rapid growth rates after the region's mild slowdown. Japanese stocks should benefit from a gradually recovering economy, although the yen has likely bottomed against the U.S. dollar. We also anticipate that fiscal and monetary policy will be tightened in Japan, exerting a mild drag on corporate profitability.

  Closer to home, we expect the U.S. economy to grow at a moderate pace with relatively low inflation. The benefits of corporate downsizing will likely diminish in coming years, leading to somewhat slower rates of profit growth and less spectacular year-over-year earnings comparisons. While we remain optimistic about the long-term outlook for U.S. stocks, we are concerned that the recent extraordinary pace of earnings growth may have created unrealistic expectations among some investors.

  Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                        /s/ Dennis J. McDonnell
Don G. Powell                            Dennis J. McDonnell
Chairman                                 President
Van Kampen American Capital              Van Kampen American Capital
Asset Management, Inc.                   Asset Management, Inc.

             Performance Results for the Period Ended May 31, 1997

                Van Kampen American Capital Global Equity Fund


                                                 A Shares   B Shares   C Shares
Total Returns
One-year total return based on NAV/1/..........   17.67%     16.83%     16.82%
One-year total return/2/.......................   10.93%     11.83%     15.82%
Five-year average annual total return/2/.......   10.21%     10.45%       N/A
Life-of-Fund average annual total return2......   11.09%     10.75%     13.31%
Commencement Date.............................. 08/05/91   11/15/91   06/21/93


N/A=Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the periods and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                              Portfolio Highlights

                 Van Kampen American Capital Global Equity Fund


Top Five Holdings as a Percentage of Long-Term Investments


                               As of May 31, 1997      As of November 30, 1996

General Electric Co..................    1.9%      .................  N/A
Coca Cola Co.........................    1.7%      .................  N/A
Exxon Corp...........................    1.4%      .................  N/A
Korea Fund, Inc......................    1.4%      .................  N/A
Microsoft Corp.......................    1.3%      .................  0.6

N/A=Not Applicable

Asset Allocation as a Percentage of Total Investments

As of May 31, 1997                          As of November 30, 1996
Stocks......................  96.2%         Stocks................. 91.6%
Repurchase Agreements.......   3.8%         Repurchase Agreements..  7.8%
                                            Convertibles...........  0.6%

Top Ten Countries as a Percentage of Long-Term Investments

As of May 31, 1997                          As of November 30, 1996
United States.......... 47.0%               United States.......... 32.9%
Japan.................. 12.8%               Japan.................. 11.0%
United Kingdom.........  8.3%               United Kingdom.........  8.3%
France.................  5.4%               France.................  5.5%
Germany................  4.7%               Germany................  4.8%
Canada.................  4.4%               Switzerland............  4.6%
Singapore..............  3.2%               Netherlands............  4.0%
Switzerland............  3.1%               Hong Kong..............  3.7%
Spain..................  2.2%               Sweden.................  2.8%
Hong Kong..............  2.2%               Italy..................  2.7%

                Putting Your Fund's Performance in Perspective

     As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

     . Illustrate the general market environment in which your investments are being managed

     . Reflect the impact of favorable market trends or difficult market conditions

     . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

     For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Morgan Stanley Capital International World (MSCI) Index + Dividends over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

     Growth of a Hypothetical $10,000 Investment

     Van Kampen American Capital Global Equity Fund vs. Morgan Stanley Capital International World (MSCI) Index + Dividends (August 31, 1991 through
     May 31, 1997)



---------------------------------------------------------------------
              VKAC Global Equity - A     MSCI World Index + Dividends
---------------------------------------------------------------------
                          Total                       Total
Date                      Value                       Value
----                      -----                       -----

Aug 1991                 $ 9424                      $10000
---------------------------------------------------------------------
Nov-1991                   9707                        9979
---------------------------------------------------------------------
Nov-1992                  10048                       10125
---------------------------------------------------------------------
Nov-1993                  11491                       11981
---------------------------------------------------------------------
Nov-1994                  12045                       13142
---------------------------------------------------------------------
Nov-1995                  13858                       15640
---------------------------------------------------------------------
Nov-1996                  16655                       18649
---------------------------------------------------------------------
May-1997                  18388                       20210
---------------------------------------------------------------------


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          Portfolio Management Review

                Van Kampen American Capital Global Equity Fund

The following is an interview with the management team of the Van Kampen American Capital Global Equity Fund. Through March 31, 1997, the Fund was co-managed by portfolio managers Jeff D. New, Van Kampen American Capital (U.S. holdings), portfolio manager Peter Kysel, John Govett & Co. Limited (international holdings), and Alan T. Sachtleben, Van Kampen American Capital, chief investment officer for equity investments. As of April 1, 1997, the Fund is managed by portfolio managers Barton M. Biggs, Madhav Dhar, Francine J. Bovich, and Ann D. Thivierge, Morgan Stanley Asset Management Inc.

Q How would you characterize the market conditions in which the Fund operated during the 12-month period ended May 31, 1997?

A During the period, there were several prevailing trends in the global marketplace:

 .   Interest rates fell across Europe as countries worked to meet inflation and budget deficit criteria required for inclusion into the European Monetary Union (EMU), scheduled for January 1, 1999. The tight fiscal policies allowed long-term interest rates to decline, especially in peripheral European countries whose bond yields had previously included a larger inflation risk factor. Lower interest rates, in turn, provided a healthy environment for equity prices. The following table displays changes in 10-year government bond yields over the fiscal year:

                                                                 Percentage
                        May 31, 1997        May 31, 1996           Change
                        ------------        -------------        ----------
    Italy ................  7.33%  ..........   9.67%  ..........  -24.2%
    Spain ................  6.68%  ..........   9.25%  ..........  -27.8%
    Germany ..............  5.93%  ..........   6.51%  ..........   -8.9%
    France ...............  5.81%  ..........   6.49%  ..........  -10.5%
    Belgium ..............  6.01%  ..........   6.72%  ..........  -10.6%
    Netherlands ..........  5.78%  ..........   6.39%  ..........   -9.5%


 .   Many Pacific Rim economies experienced a mild slowdown in growth rates, primarily because of weak demand and pricing for electronic exports. Also, Thailand and South Korea struggled with the loss of economic competitiveness to lower-wage nations such as China, Vietnam, and Indonesia. Thailand's massive trade deficit created fears that its currency would be devalued.

 .   Economic growth in the United States surged in the first quarter, leading to concerns that the Federal Reserve Board would raise interest rates aggressively to head off possible inflation. Continued robust growth in corporate profits supported higher U.S. equity prices despite a mild increase in short- and long-term interest rates over the fiscal year.

 .   Japan's economy continued to recover at a moderate pace, held up in large part by exports (due to the weak Yen) and very loose monetary conditions.

Q What significant investment techniques and strategies were used to pursue the Fund's investment objectives?

A   As a result of our top-down analysis of global markets, we took the following approach to regional allocations at the end of the fiscal year, relative to the Morgan Stanley Capital International (MSCI)World Index:

 .   A neutral position in Europe, with a slight overweighting in Germany and
    Spain

 .   A mild overweighting in developed Asia, especially in Singapore and Hong
    Kong

 .   A moderate underweighting in both the United States and Japan


Q   How has the Fund performed during the reporting period?

A   We are pleased to report that the Fund achieved a 12-month total return of
17.67 percent/1/ (Class A shares at net asset value). This compares favorably to the Morgan Stanley Capital International World Index, which produced a total return of 8.87 percent during the same period. Please keep in mind that the index is an unmanaged index used as a benchmark for general global equity funds. It does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page three for additional Fund performance results.


Q   What is your outlook for the months ahead?

A   We expect the rate of global economic activity to accelerate, with only a moderate pick-up in inflation from current levels. We also anticipate that consumer spending will increase, especially in Europe and Japan, giving corporations some relief from the intense pricing pressures of recent years. Overall, the pattern of moderate but accelerating growth with only mild increases in inflation and interest rates will create a favorable backdrop for global equity prices. In Europe, we anticipate that progress towards monetary union will continue, although the election of leftist-leaning political groups in France increases the risk of delay in implementation. We also believe that growth in the Pacific Basin should rebound from its current cyclically depressed level. In the United States, we find stock prices to be generously valued, in part because of extreme optimism over the future growth rate of corporate profits. Accordingly, we prefer to take a defensive approach to the domestic equity market.



/s/ Barton M. Biggs                         /s/ Madhav Dhar

Barton M. Biggs                             Madhav Dhar
Portfolio Manager                           Portfolio Manager
Morgan Stanley Asset Management Inc.        Morgan Stanley Asset Management Inc.



/s/ Francine J. Bovich                       /s/ Ann D. Thivierge

Francine J. Bovich                          Ann D. Thivierge
Portfolio Manager                           Portfolio Manager
Morgan Stanley Asset Management Inc.        Morgan Stanley Asset Management Inc.



                               7             Please see footnotes on page three


                           Portfolio of Investments

                                  May 31, 1997
================================================================================
                                                       Number
Description                                         of Shares       Market Value
--------------------------------------------------------------------------------
Common Stocks 93.4%
Austria 0.1%
Scala ECE (b)......................................     1,289           $188,395
Slovenske Energeticke Strojarne (b)................    13,000            137,754
                                                                        --------
                                                                         326,149
                                                                        --------
Bermuda 0.0%
Applied International Holdings (b).................    20,000              1,600
                                                                        --------
Canada 4.1%
Abitibi Price, Inc. (b)............................     4,800             86,328
Agrium, Inc........................................     6,100             82,779
Alcan Aluminum.....................................     9,700            347,507
Avenor, Inc........................................     2,900             56,669
Bank of Montreal...................................    11,200            426,779
Bank of Nova Scotia................................     9,900            410,201
Barrick Gold Corp..................................    16,900            426,873
BCE, Inc...........................................    29,800            783,984
Bombardier, Inc., Class B..........................    13,300            279,149
Cae, Inc...........................................     5,400             42,404
Cameco Corp........................................     2,500             97,434
Canadian Imperial Bank.............................     8,500            205,164
Canadian Natural Resources (b).....................     4,700            123,308
Canadian Occidental Petroleum......................     6,200            140,226
Canadian Pacific...................................    14,800            393,110
Canadian Tire, Class A.............................     5,200             97,474
Cominco............................................     3,700            103,098
Corel Corp (b).....................................     3,000             17,696
Cott Corp..........................................     2,000             18,311
Dofasco, Inc.......................................     4,000             73,098
Domtar, Inc........................................     3,600             28,139
Echo Bay Mines.....................................     6,200             38,141
Gulf Canada Resource (b)...........................     9,700             87,754
Imasco.............................................    10,600            296,895
Imperial Oil.......................................     7,100            344,286
Inco...............................................     6,900            226,721

                                  8            See Notes to Financial Statements

                                 May 31, 1997

========================================================================================
                                                                  Number
Description                                                    of Shares    Market Value
----------------------------------------------------------------------------------------
Canada (Continued)
IPL Energy, Inc.............................................       2,300     $    72,744
Laidlaw, Inc., Class B Non Voting...........................      12,300         166,469
Loewen Group, Inc...........................................       2,600          85,807
Macmillan Bloedel...........................................       6,500          94,087
Magna International, Inc....................................       3,200         171,383
Methanex Corp. (b)..........................................       7,800          70,565
Molson Companies, Class A...................................       3,300          56,724
Moore Corp..................................................       5,100         113,686
Newbridge Networks Corp. (b)................................       6,500         258,739
Noranda, Inc................................................      10,700         238,518
Norcen Energy Resources.....................................       5,200         125,136
Northern Telecom............................................      10,300         861,377
Nova Corp...................................................      21,800         180,654
Petro.......................................................      12,400         215,387
Placer Dome, Inc............................................       9,400         171,101
Potash Corporation of Saskatchewan, Inc.....................       1,900         154,701
Power Corporation of Canada.................................       5,800         133,068
Provigo, Inc. (b)...........................................       5,200          28,038
Ranger Oil..................................................       8,400          88,152
Renaissance Energy (b)......................................       5,100         160,009
Repap Enterprises, Inc. (b).................................       5,100           2,178
Rogers Communications, Inc., Class B (b)....................       8,700          50,058
Royal Bank of Canada........................................      12,800         553,984
Seagram.....................................................      14,700         590,468
Talisman Energy, Inc. (b)...................................       5,200         169,921
Teck Corp., Class B Subordinated Voting.....................       4,700         104,089
Thomson Corp................................................      25,700         571,029
Transcanada Pipelines.......................................       9,500         183,578
Westcoast Energy, Inc.......................................       4,900          88,836
Weston George...............................................       2,700         163,169
                                                                              ----------
                                                                              11,157,183
                                                                              ----------
Czech Republic 0.0%
Prazske Pivovary............................................      24,000         144,260
                                                                              ----------

                                       9       See Notes to Financial Statements

                     Portfolio of Investments (Continued)

                                 May 31, 1997
================================================================================
                                                        Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
France 5.0%
Accor.................................................     1,700     $   235,514
Air Liquide...........................................     2,850         436,783
Alcatel Alsthom.......................................     5,900         638,572
AXA-UAP...............................................    12,200         729,938
BIC...................................................     1,450         213,435
Bouygues..............................................     1,300         112,517
BQE National Paris....................................     8,550         350,759
Canal Plus............................................       950         160,894
Carrefour.............................................     1,500         984,484
Cie Bancaire..........................................     1,100         121,723
Cie De St Gobain......................................     3,400         469,262
Cie De Suez...........................................     5,650         288,048
Cie Fin Paribas.......................................     3,400         218,852
CSF Thomson...........................................     4,650         132,464
Danone................................................     3,050         458,984
Eaux Cie Generale.....................................     4,350         534,842
Eaux Cie Generale Warrants, expiring 5/21/02 (b)......     3,550           2,428
Elf Aquitaine.........................................    10,750       1,074,144
Erid Beghin Say.......................................     1,150         160,912
Essilor International.................................       425         107,748
Havas.................................................     2,600         175,146
L'Oreal...............................................     2,700         979,548
Lafarge...............................................     3,950         252,407
Legrand...............................................     1,200         193,052
LVMH (Moet Hennessy Louis Vuitton) (b)................     3,400         823,122
Lyonnaise des Eaux....................................     2,500         245,472
Michelin (CGDE), Class B..............................     5,950         324,877
Pernod Ricard.........................................     2,650         126,429
Peugeot...............................................     2,300         227,427
Pin Printemps Redo....................................       850         356,215
Promodes..............................................       800         270,841
Sagem.................................................       125          62,775
Saint Louis...........................................       425          97,959

                          10                    See Notes to Financial Statements

                                  May 31, 1997
================================================================================

                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
France (Continued)
Sanofi...............................................      4,200     $   364,389
Schneider............................................      6,000         288,124
Societe Generale.....................................      3,700         410,712
Sodexho Alliance.....................................        275         127,628
Total, Class B.......................................      9,450         864,060
Usinor Sacilor.......................................     10,350         155,216
                                                                     -----------
                                                                      13,777,702
                                                                     -----------
Germany 4.3%
Adidas...............................................      1,400         147,036
AGIV (b).............................................      1,350          24,803
Amb Aach & Mun Bet...................................        100          92,563
BASF.................................................     16,500         608,215
Bayerische...........................................     21,000         814,025
Bayerische Hypotheden-und-Wechsel-Bank...............      7,050         223,780
Bayerische Vereinsbank...............................      7,400         304,382
Beiersdorf, Class A..................................      2,450         130,449
Bilfinger & Berger BAU...............................      1,400          54,473
Brau Und Brunnen (b).................................        250          18,577
CKAG Colonia Konzern.................................        800          77,234
Continental..........................................      2,800          63,615
Daimler Benz.........................................     14,300       1,100,257
Degussa..............................................      2,500         121,482
Deutsche Telekom.....................................     60,000       1,330,525
Dresdner Bank........................................     12,450         435,615
Heidelberg Zement (b)................................      1,350         126,382
Hochtief.............................................      2,600         109,531
Karstadt.............................................        300         105,845
Klockner Humb Deut...................................      1,800          17,694
Linde................................................        300         206,249
Lufthansa............................................     10,800         171,943
Man..................................................        400         114,446
Mannesmann...........................................      1,050         426,365
Merck KGaA...........................................      4,550         187,021

                                      11       See Notes to Financial Statements

                                  May 31, 1997
================================================================================

                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
Germany (Continued)
Metro................................................      2,900     $   317,217
Muenchener Rueckversicherungs - Gesellschaft.........        200         509,040
Preussag.............................................        500         131,648
RWE..................................................      9,400         400,398
SAP..................................................      1,700         303,177
Schering.............................................      2,050         205,828
Siemens..............................................     16,000         901,808
Strabag (b)..........................................        100           8,484
Thyssen..............................................      1,100         249,722
Veba.................................................     14,000         791,294
Viag.................................................        800         364,168
Volkswagen...........................................        800         516,763
                                                                     -----------
                                                                      11,712,054
                                                                     -----------
Hong Kong 2.1%
Bank of East Asia (b)................................     22,600          82,251
Cathay Pacific Air...................................     85,000         127,799
Cheung Kong Holdings.................................     64,000         654,578
China Light & Power Co...............................     53,500         267,897
Chinese Estates Holdings.............................     48,000          48,629
Giordano International...............................     18,000          10,802
Hang Lung Development Co.............................     36,000          68,994
Hang Seng Bank.......................................     55,600         667,329
Hong Kong & China Gas Co. (ADR)......................     97,200         169,349
Hong Kong & Shang Hotels.............................     37,000          57,301
Hong Kong Aircraft...................................      5,600          17,092
Hong Kong Telecommunications.........................    314,000         694,986
Hopewell Holdings....................................    125,000          69,772
HSBC Holdings........................................      1,315          39,882
Hutchison Whampoa....................................     97,000         807,447
Hysan Development....................................     31,000         103,420
Johnson Electric Holdings (b)........................     11,500          33,913
Miramar Hotel & Investment...........................     17,000          32,361
Oriental Press Group.................................     42,000          14,364

                                      12       See Notes to Financial Statements

                                 May 31, 1997

========================================================================================
                                                                  Number
Description                                                    of Shares    Market Value
----------------------------------------------------------------------------------------
Hong Kong (Continued)
Peregrine Investment.........................................     11,000     $    19,591
Shangri-La Asia..............................................     46,000          58,179
Shun Tak Holdings............................................     48,000          31,593
Stelux Holdings International................................     30,000           5,653
Sth China Morn Pst...........................................     54,000          51,920
Sun Hung Kai Properties......................................     65,000         799,026
Swire Pacific, Class A.......................................     45,000         377,492
Television Broadcast.........................................     13,000          56,708
Wharf Holdings...............................................     63,000         282,132
Wing Lung Bank...............................................      5,280          30,323
Winsor Industrial............................................     10,000           2,181
                                                                             -----------
                                                                               5,682,964
                                                                             -----------
Hungary 0.1%
Tiszai Vegyi Kombinat Rt (GDR) (b)...........................     27,000         395,550
                                                                             -----------
Italy 1.8%
Assic Generali...............................................     26,500         453,539
BCA Comm Italiana............................................     42,000          82,664
BCO Ambros Veneto............................................     16,000          39,423
Benetton Group...............................................      5,500          76,928
Burgo Cartiere...............................................      5,000          29,154
Credito Italiano.............................................     72,500         107,823
Edison.......................................................     19,000          90,041
ENI..........................................................    229,000       1,141,993
Falck Acciaierie & Ferriere Lombarde.........................      5,000          19,254
Fiat.........................................................     97,000         318,000
Fiat Di Risp.................................................     22,000          38,561
Fiat Priv....................................................     33,000          55,797
IMI..........................................................     18,250         159,618
Impregilo (b)................................................     10,000           7,283
Instituto Bancario San Paolo.................................     25,000         157,204
Instituto Nazionale delle Assicurazioni......................    122,000         168,479
Italcementi..................................................      7,000          40,712
Italcementi Di Risp..........................................      4,500          11,088

                                     13        See Notes to Financial Statements

                                  May 31, 1997

========================================================================================
                                                                  Number
Description                                                    of Shares    Market Value
----------------------------------------------------------------------------------------
Italy (Continued)
Italgas........................................................   19,000     $    58,476
Magneti Marelli................................................   15,000          23,902
Mediaset.......................................................   34,500         148,429
Montedison (b).................................................   85,000          51,919
Montedison Di Risp (b).........................................   30,000          19,121
Olivetti & C. (b)..............................................  105,000          30,550
Parmalat Finanz (b)............................................   45,000          64,136
Pirelli........................................................   50,000         108,885
Ras............................................................    8,500          64,711
Rinascente LA..................................................    7,000          33,875
Sasib..........................................................    5,000          16,879
Sirti..........................................................    9,000          51,813
Snia BPD.......................................................   20,000          16,406
Societa Assicuratrice Industriale..............................    4,000          28,092
Telecom Italia Di Risp.........................................   45,000          98,793
Telecom Italia Mob.............................................  190,000         557,290
Telecom Italia Mob Di Risp.....................................   45,000          78,610
Telecom Italia Ord.............................................  185,000         509,325
                                                                             -----------
                                                                               4,958,773
                                                                             -----------
Japan 12.0%
Advantest......................................................    2,000         136,024
Ajinomoto Co., Inc.............................................   28,000         281,322
Aoki Corp. (b).................................................   13,000          15,629
Aoyama Trading Co..............................................    2,100          65,281
Asahi Bank.....................................................   22,000         143,770
Asahi Breweries................................................   15,000         204,809
Asahi Chemical Industry Co.....................................   45,000         250,408
Asahi Glass Co.................................................   43,000         417,261
Bank of Tokyo..................................................   42,600         738,961
Bridgestone Corp...............................................   16,000         361,357
Canon, Inc.....................................................   19,000         481,322
Casio Computer Co..............................................    9,000          70,794
Chiba Bank.....................................................   12,000          62,344

                                       14      See Notes to Financial Statements

                                  May 31, 1997

========================================================================================
                                                                  Number
Description                                                    of Shares    Market Value
----------------------------------------------------------------------------------------
Japan (Continued)
Chiyoda Corp................................................       2,000     $     9,412
Chugai Pharm Co. (b)........................................      16,000         135,749
Dai Nippon Printing.........................................      20,000         400,172
Daiei, Inc. (b).............................................      18,000         117,475
Daikin Industries...........................................      15,000         145,556
Daiwa House Industries......................................      15,000         176,471
Daiwa Securities............................................      31,000         228,141
Denso Corp..................................................      19,000         474,796
East Japan Railway..........................................          90         444,397
Ebara Corp..................................................      11,000         159,639
Fanuc.......................................................       6,500         231,644
Fuji Bank...................................................      26,000         334,908
Fuji Photo Film Co..........................................      10,000         387,291
Fujitsu (b).................................................      39,000         475,569
Furukawa Electric...........................................      17,000         100,730
Hankyu Corp.................................................      21,000         109,103
Hazama Corp.................................................      15,000          28,338
Hitachi.....................................................      76,000         809,274
Honda Motor Co..............................................      20,000         587,377
Ind Bank Japan..............................................      22,000         264,491
Ito Yokado Co...............................................      10,000         570,202
Japan Air Lines Co. (b).....................................      53,000         224,835
Japan Energy Corp...........................................      38,000          95,286
Joyo Bank...................................................       8,000          39,158
Jusco Co....................................................       8,000         269,987
Kajima Corp.................................................      31,000         173,302
Kansai Electric Power.......................................      20,300         381,769
Kao Corp....................................................      28,000         379,906
Kawasaki Steel Corp.........................................      48,000         140,970
Kinki Nippon Railway........................................      37,000         222,095
Kirin Brewery Co............................................      31,000         306,140
Komatsu.....................................................      31,000         234,264
Kubota Corp.................................................      45,000         206,741

                                       15      See Notes to Financial Statements

                                 May 31, 1997

========================================================================================
                                                                  Number
Description                                                    of Shares    Market Value
----------------------------------------------------------------------------------------
Japan (Continued)
Kumagai Gumi Co.............................................      31,000     $    50,580
Kyocera Corp................................................       4,500         324,216
Kyowa Hakko Kogyo...........................................      15,000         106,655
Marubeni Corp...............................................      45,000         191,284
Marui Co....................................................       7,000         130,442
Matsushita Electric Industries..............................      45,000         846,286
Mitsubishi Chemical.........................................      45,000         136,797
Mitsubishi Corp.............................................      42,000         494,118
Mitsubishi Electric Corp....................................      53,000         300,386
Mitsubishi Estate...........................................      33,000         450,580
Mitsubishi Heavy Industries.................................      83,000         597,286
Mitsubishi Materials Corp...................................      31,000         120,060
Mitsubishi Trust & Banking Corp.............................      13,000         186,432
Mitsui & Co.................................................      45,000         398,025
Mitsui Engineering & Ship Building Co. (b)..................      31,000          57,235
Mitsui Trust & Banking Co...................................      13,000          97,793
Mitsukoshi..................................................      17,000         119,562
Murata Manufacturing Co.....................................       5,000         197,939
Mycal Corp..................................................      10,000         144,268
NEC Corp....................................................      31,000         431,258
NGK Insulators..............................................      15,000         146,844
Nippon Express Co...........................................      19,000         147,660
Nippon Fire & Marine Insurance..............................      15,000          71,232
Nippon Light Metal..........................................      15,000          58,609
Nippon Meat Packer..........................................      15,000         182,911
Nippon Oil Co...............................................      45,000         227,995
Nippon Steel Corp...........................................     170,000         497,810
Nippon Telegraph & Telephone Corp...........................         185       1,763,418
Nippon Yusen Kabushiki Kaisha...............................      45,000         185,487
Nissan Fire & Marine Insurance..............................       2,350          11,039
Nissan Motor Co.............................................      58,000         384,508
NKK Corp....................................................      89,000         175,019
Nomura Securities...........................................      39,000         462,173

                                  16           See Notes to Financial Statements

                                  May 31, 1997

========================================================================================
                                                                  Number
Description                                                    of Shares    Market Value
----------------------------------------------------------------------------------------
Japan (Continued)
Odakyu Electric Railway.......................................    18,000     $    99,699
Oji Paper Co..................................................    31,000         179,158
Osaka Gas Co..................................................    67,000         176,058
Penta Ocean Construction......................................    15,000          49,077
Pioneer Electronic............................................     5,000         123,658
Rohm Co.......................................................     2,000         207,814
Sakura Bank...................................................    34,000         203,504
Sanyo Electric Co.............................................    45,000         189,738
Secom Co......................................................     3,000         215,887
Sega Enterprises..............................................     3,000         100,472
Sekisui House.................................................    15,000         146,844
Sharp Corp....................................................    30,000         386,432
Shimano, Inc..................................................     4,000          76,599
Shimizu Corp..................................................    22,000         130,923
Shin Etsu Chemical Co.........................................     7,000         175,526
Shiseido Co...................................................     7,000         102,190
Shizuoka Bank.................................................    10,000          96,179
Showa Denko K.K. (b)..........................................    31,000          78,532
Softbank Corp.................................................       700          47,308
Sony Corp.....................................................     7,000         589,695
Sumitomo Bank.................................................    27,000         373,293
Sumitomo Chemical.............................................    61,000         252,486
Sumitomo Corp.................................................    31,000         274,195
Sumitomo Electric Industries..................................    21,000         330,013
Sumitomo Forestry.............................................     6,000          65,436
Sumitomo Metal Industries.....................................    78,000         198,935
Sumitomo Metal Mining Co......................................    15,000         104,465
Sumitomo Osaka Cement Co......................................    16,000          48,227
Taisei Corp...................................................    31,000         132,838
Taisho Pharmacy Co............................................     9,000         225,676
Takeda Chemical Industries....................................    19,000         481,322
Teijin........................................................    31,000         130,708
Tobu Railway Co...............................................    21,000          94,135

                                    17         See Notes to Financial Statements

                                  May 31, 1997
================================================================================

                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
Japan (Continued)
Tohoku Electric Power................................     10,900     $   186,269
Tokai Bank...........................................     22,000         180,988
Tokio Marine & Fire Insurance Co.....................     45,000         529,412
Tokyo Dome Corp......................................      3,000          45,084
Tokyo Electric Power.................................     28,300         539,511
Tokyo Electron.......................................      2,000         100,816
Tokyo Gas Co.........................................     61,000         155,577
Tokyu Corp...........................................     26,000         148,699
Toppan Printing Co...................................     21,000         288,536
Toray Industries, Inc................................     45,000         306,054
Toto.................................................     15,000         168,742
Toyobo Co............................................     31,000          78,798
Toyota Motor Corp....................................     70,000       2,007,729
Ube Industries.......................................     31,000          87,849
Yamaichi Securities Co...............................     31,000          87,849
Yasuda Trust & Banking...............................     15,000          45,084
                                                                     -----------
                                                                      32,834,396
                                                                     -----------
Netherlands 1.5%
ABN Amro Holdings....................................     18,800         347,152
Ahold Koninklijke....................................      2,300         174,549
Akzo Nobel...........................................      1,100         146,304
Elsevier.............................................      9,900         167,360
Getronics............................................      1,200          40,884
Heineken.............................................        700         118,372
ING Groep NV.........................................     10,922         482,329
KLM Royal Dutch Air Lines............................      1,300          37,529
Koninklijke KNP BT...................................      1,500          30,897
Koninklijke Nedlloyd.................................        400           9,800
OCE..................................................        302          39,350
Philips Electronic...................................      4,800         262,408
Royal Dutch Petroleum Co.............................      7,300       1,409,119
Royal PTT (ADR)......................................      6,400         223,709

                                      18       See Notes to Financial Statements

                                  May 31, 1997
================================================================================

                                                            Number
Description                                              of Shares  Market Value
--------------------------------------------------------------------------------
Netherlands (Continued)
Stork..................................................        500  $     22,107
Unilever...............................................      2,200       422,835
Wolters Kluwer.........................................      1,000       120,208
                                                                     -----------
                                                                       4,054,912
                                                                     -----------
Singapore 3.0%
City Developments......................................     85,000       790,394
Creative Technologies Corp. (b)........................      9,000       166,748
Cycle & Carriage.......................................     25,000       253,443
DBS Land...............................................     16,000        55,932
Development Bank of Singapore..........................     52,000       650,773
First Capital Corp.....................................     31,000        85,395
Fraser & Neave.........................................     32,000       255,051
Hai Sun Hup Group......................................     60,000        42,369
Hotel Properties.......................................     50,000        85,646
Inchcape Berhad........................................     21,000        77,816
Jurong Shipyard........................................     12,000        54,115
Keppel Corp............................................     77,000       355,310
Keppel Corp., Class A (b)..............................      4,750        21,918
Metro Holdings.........................................     12,000        38,593
Natsteel...............................................     36,000        94,637
Neptune Orient Lines...................................     92,000        82,976
Overseas Chinese Bank..................................     75,000       933,371
Overseas Union Enterprise..............................     16,000        76,627
Parkway Holdings.......................................     35,000       173,740
Robinson & Co..........................................      6,000        30,203
Shangri-La Hotel.......................................     17,000        51,108
Singapore Airlines.....................................     95,000       810,320
Singapore Press Holdings...............................     22,000       438,370
Singapore Technologies Industrial Corp.................     78,000       217,045
Singapore Telecommunications...........................    654,000     1,179,697
Straits Trading Co.....................................     37,000        86,401
United Industrial Corp.................................    151,000       122,464
United Overseas Bank...................................     87,000       894,148

                                      19       See Notes to Financial Statements

--------------------------------------------------------------------------------
                     Portfolio of Investments (Continued)
--------------------------------------------------------------------------------
                                  May 31, 1997
================================================================================
                                                            Number
Description                                              of Shares  Market Value
--------------------------------------------------------------------------------
Singapore (Continued)
United Overseas Land.....................................   58,000  $     90,834
                                                                    ------------
                                                                       8,215,444
                                                                    ------------
Spain 2.1%
Acerinox.................................................      500        84,740
Aguas De Barcelona.......................................    1,700        68,677
Argentaria Corp..........................................    5,120       255,008
Autopistas Cesa..........................................    8,200       100,969
BCO Bilbao Vizcaya.......................................    9,100       644,604
BCO Central Hispan.......................................    6,600       212,984
BCO Santander............................................    6,500       554,407
Corp Fin Alba............................................      600        65,993
Corporacion Mapfre.......................................    1,100        58,896
Dragados Y Construction..................................    2,300        44,549
Ebro Agricolas...........................................    2,000        38,323
Emp Nac Electricid (b)...................................   10,400       794,245
Empresa Nacl Celul.......................................      900        13,292
Ercros (b)...............................................    6,900         5,298
Fom Const Y Contra.......................................      600        66,782
Gas Natural SDG..........................................    1,500       285,971
Iberdrola................................................   37,700       462,905
Metrovacesa..............................................      900        34,989
Portland Valderriv.......................................      300        20,794
Repsol...................................................   12,200       510,584
Tabacalera, Class A......................................    1,500        76,162
Telefonica De Espana.....................................   38,000     1,096,154
Union Electrica Fenosa...................................   11,800       104,483
Uralita..................................................    2,100        20,338
Vallehermoso.............................................    1,700        42,923
Viscofan Envoltura.......................................      900        18,179
Zardoya Otis.............................................      400        50,083
                                                                    ------------
                                                                       5,732,332
                                                                    ------------
Sweden 2.0%
ABB, Class A.............................................   32,000       431,417

                                      20       See Notes to Financial Statements

                                  May 31, 1997
================================================================================

                                                            Number
Description                                              of Shares  Market Value
--------------------------------------------------------------------------------
Sweden (Continued)
AGA, Class A...........................................      2,700  $     36,227
AGA, Class B...........................................      4,700        61,848
Astra, Class A.........................................     60,000       967,592
Atlas Copco, Class A...................................      7,400       198,576
Electrolux, Class B....................................      2,900       172,851
Ericsson Telephonaktiebolaget LM, Class B (b)..........     36,800     1,291,361
Esselte, Class A.......................................      1,500        34,253
Granges (b)............................................      1,450        18,052
Hennes & Mauritz, Class B..............................      8,000       261,121
Securitas, Class B.....................................      3,600        89,638
Skand Enskilda Banking, Class A........................     21,100       217,773
Skandia Foersaekrings..................................      4,600       162,310
Skanska, Class B.......................................      4,900       197,234
SKF, Class B...........................................      4,800       110,847
Stora Kopparbergs, Class A.............................     12,200       180,217
Svenska Cellulosa, Class B.............................      7,500       157,234
Svenska Handelsbkn, Class A (b)........................      8,200       222,159
Swedish Match..........................................     18,800        61,121
Trelleborg, Class B....................................      5,300        91,966
Volvo..................................................     15,600       431,701
                                                                     -----------
                                                                       5,395,498
                                                                     -----------
Switzerland 2.9%
ABB....................................................        210       287,927
Adecco.................................................        420       157,752
Alusuisse Lonza Holdings...............................        130       122,529
Credit Suisse Group....................................      4,300       539,625
Georg Fischer..........................................         20        28,523
Holderbk Fn Glarus.....................................        160       140,300
Nestle.................................................        900     1,118,328
Novartis (b)...........................................      1,466     1,987,235
Roche Holdings Bearer..................................         37       485,880
Roche Holdings Genusscheine............................        158     1,403,304
Sairgroup (b)..........................................         80        81,446

                                      21       See Notes to Financial Statements

                                  May 31, 1997
================================================================================

                                                            Number
Description                                              of Shares  Market Value
--------------------------------------------------------------------------------
Switzerland (Continued)
Schw Bankgesellsch.....................................        480  $    525,953
Schweiz Bankverein (b).................................      1,730       415,278
SGS Holdings...........................................         40        88,534
SMH....................................................        120        70,743
Sulzer.................................................         90        70,785
Ubs Schw Bkgesell (b)..................................        500       109,433
Valora Holdings........................................        150        33,412
Zuerich Versicherun....................................      1,080       396,498
                                                                     -----------
                                                                       8,063,485
                                                                     -----------
Thailand 0.6%
Siam Cement Co.........................................     39,000       851,487
Telecomasia (b)........................................    135,000       153,971
Thai Military Bank Public Co...........................    501,600       618,061
                                                                     -----------
                                                                       1,623,519
                                                                     -----------
United Kingdom 7.8%
Abbey National.........................................     28,500       411,672
Arjo Wiggins Apple.....................................     14,200        38,560
Associated British Foods...............................     10,200        94,441
B.A.T Industries.......................................     63,100       565,144
Barclays...............................................     34,600       672,982
Bass...................................................     22,400       291,863
BG.....................................................     89,500       298,675
BICC...................................................     14,200        39,490
Blue Circle Industiries................................     26,400       181,725
BOC Group..............................................     14,200       238,564
Boots Co...............................................     22,400       259,434
BPB....................................................     14,200        80,257
British Aerospace......................................     10,200       207,404
British Airways........................................     24,400       283,396
British Petroleum......................................    115,900     1,384,050
British Sky Broadcast..................................     32,500       305,701
British Steel..........................................     40,700       100,868
British Telecomunications..............................    118,000       855,128

                                      22       See Notes to Financial Statements

                                  May 31, 1997
================================================================================
                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
United Kingdom (Continued)
BTR ................................................      85,400    $    278,008
Burmah Castrol .....................................       6,100         105,775
Cable & Wireless ...................................      50,900         415,493
Cadbury Schweppes ..................................      22,400         200,805
Caradon ............................................      14,670          51,116
Centrica (b) .......................................      89,500          92,970
Coats Viyella ......................................      18,300          36,223
Commercial Union ...................................      14,200         159,584
Courtaulds .........................................      10,200          56,064
De Lousiana Rue ....................................       2,000          16,031
EMI Group ..........................................      10,200         195,557
General Electric ...................................      59,000         336,840
GKN ................................................      12,200         211,150
Glaxo Wellcome .....................................      65,100       1,301,361
Granada Group ......................................      14,200         201,629
Grand Metropolitan .................................      44,700         415,338
Great University Stores ............................      24,400         257,451
Guardian Royal Exchange ............................      16,300          74,661
Guinness ...........................................      44,800         417,000
Hanson .............................................      12,200          63,066
Harrison & Crosfield ...............................      26,400          52,688
HSBC Holdings (ADR) ................................      44,700       1,333,761
Imperial Chemical Industries .......................      18,300         243,980
Ladbroke Group .....................................      24,400          91,804
Lasmo ..............................................      16,300          65,328
Legal & General Group ..............................      24,400         176,424
Lloyds TSB Group ...................................     111,900       1,125,315
Lonrho .............................................      16,300          36,130
Marks & Spencer ....................................      71,200         591,974
MEPC ...............................................      12,200         102,981
National Power .....................................      28,500         257,819
North West Water (b) ...............................      14,200         162,372
P & O Finance (b) ..................................      16,300         169,786


                                               See Notes to Financial Statements

                                  May 31, 1997
================================================================================
                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
United Kingdom (Continued)
Pilkington .........................................      30,500    $     62,367
Prudential Corp. ...................................      40,700         410,129
Rank Group .........................................      18,300         128,726
Redland ............................................      12,200          65,061
Reed International .................................      26,600         261,592
Reuters Holdings ...................................      34,600         388,281
Rexam ..............................................      12,200          57,278
Rio Tinto ..........................................      24,400         419,107
RMC Group ..........................................       6,100          91,106
Royal Bank Scot Group ..............................      10,200         100,448
Royal Sun Alliance .................................      28,500         214,927
Safeway ............................................      18,300         108,070
Sainsbury J Finance ................................      32,500         186,611
Schroders ..........................................       4,100         114,690
Scottish Power .....................................      20,300         127,186
Sears ..............................................      40,700          51,433
Sedgwick Group .....................................      12,200          24,947
Slough Estates .....................................      10,200          52,894
Smithkline Beecham .................................      50,900         875,117
Southern Electric ..................................      10,200          67,577
Tarmac .............................................      28,500          58,977
Taylor Woodrow .....................................      16,300          55,297
Tesco ..............................................      38,600         236,790
Thames Water .......................................      14,200         159,526
Thorn ..............................................      10,200          25,529
TI Group ...........................................      10,200          95,276
Unilever ...........................................      14,200         379,797
Vodafone Group .....................................      67,100         298,564
Zeneca Group .......................................      18,300         555,915
                                                                    ------------
                                                                      21,279,056
                                                                    ------------
United States 44.0%
Abbott Laboratories, Inc. (a) ......................      18,600       1,171,800
AirTouch Communications, Inc. (b) ..................      18,300         510,113


                                               See Notes to Financial Statements

                                  May 31, 1997
================================================================================
                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
United States (Continued)
Aluminum Company of America ........................       8,200    $    603,725
American Express Co. (a) ...........................      17,300       1,202,350
American Home Products Corp. .......................      14,600       1,113,250
American International Group, Inc. (a) .............      15,700       2,125,387
Amoco Corp. (a) ....................................      13,400       1,197,625
AMR Corp. (b) ......................................       8,200         814,875
Applied Materials, Inc. (b) ........................       5,400         352,350
AT&T Corp. (a) .....................................      41,800       1,541,375
Atlantic Richfield Co. .............................       4,300         625,650
Automatic Data Processing, Inc. ....................       8,200         402,825
BancOne Corp. ......................................      16,400         709,300
BankAmerica Corp. (a) ..............................      15,500       1,811,562
Bankers Trust New York Corp. .......................       2,500         211,563
Bell Atlantic Corp. (a) ............................      15,500       1,085,000
BellSouth Corp. ....................................      17,900         812,213
Boeing Co. (a) .....................................       9,700       1,020,925
Bristol-Myers Squibb Co. ...........................      13,000         953,875
Campbell Soup Co. ..................................       6,100         280,600
Caterpillar, Inc. ..................................       8,200         800,525
Chevron Corp. (a) ..................................      18,100       1,267,000
Chrysler Corp. .....................................      13,800         438,150
Chubb Corp. ........................................       8,200         500,200
CIGNA Corp. ........................................       3,500         608,125
Cisco Systems, Inc. (b) ............................      11,500         779,125
Citicorp (a) .......................................      13,300       1,521,187
Coca Cola Co. ......................................      63,100       4,306,575
Columbia / HCA Healthcare Corp. ....................      18,100         662,913
Consolidated Edison Co. ............................      16,400         477,650
Cooper Industries, Inc. ............................       8,200         418,200
Corning, Inc. ......................................       8,200         413,075
CSX Corp. ..........................................       5,900         312,700
Deere & Co. ........................................       4,100         209,613
Dow Chemical Co. ...................................      12,100       1,008,837


                                               See Notes to Financial Statements

                                  May 31, 1997
================================================================================
                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
United States (Continued)
DSC Communications Corp. (b) .......................       3,900    $     99,694
Du Pont (E. I.) de Nemours & Co. ...................      22,600       2,460,575
Duke Power Co. .....................................      16,400         738,000
Dun & Bradstreet Corp. .............................       6,200         161,975
Eastman Kodak Co. ..................................      16,400       1,359,150
Edison International ...............................       8,300         194,013
Electronic Data Systems Corp. ......................      13,700         512,038
Enron Corp. ........................................      11,300         460,475
Exxon Corp. ........................................      62,400       3,697,200
Federal National Mortgage Association ..............      27,900       1,217,137
First Data Corp. ...................................      11,600         464,000
Fleet Financial Group, Inc. ........................       7,700         470,663
FPL Group, Inc. ....................................      16,400         762,600
Gannett, Inc. ......................................       6,200         573,500
General Electric Co. ...............................      79,800       4,817,925
General Motors Corp. ...............................      26,500       1,517,125
General Reinsurance Corp. (b) ......................       2,700         473,175
Gillette Co. .......................................      11,500       1,022,062
Goodyear Tire & Rubber Co. .........................       8,200         479,700
H & R Block, Inc. ..................................       3,500         115,500
Harrahs Entertainment, Inc. (b) ....................       1,500          27,938
Heinz, H. J. & Co. .................................      15,600         670,800
Hewlett Packard Co. ................................      25,500       1,313,250
Home Depot, Inc. ...................................      15,500         976,500
Intel Corp. ........................................      15,400       2,333,100
International Business Machines Corp. ..............      31,600       2,733,400
International Paper Co. ............................      12,300         590,400
JC Penney, Inc. ....................................       9,900         509,850
Johnson & Johnson, Inc. ............................      33,300       1,993,837
JP Morgan & Co., Inc. ..............................       8,200         881,500
Kmart Corp. (b) ....................................       3,500          49,000
Korea Fund, Inc. ...................................     262,500       3,609,375
Latin American Discovery Fund, Inc. ................     157,300       2,929,712


                                               See Notes to Financial Statements

                                  May 31, 1997
================================================================================
                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
United States (Continued)
Lilly Eli & Co. (b) ................................      12,600    $  1,171,800
Limited, Inc. ......................................       6,100         123,525
Lucent Technologies, Inc. ..........................      15,700         998,912
McDonalds Corp. ....................................      20,500       1,030,125
Merck & Co., Inc. ..................................      29,900       2,687,262
Microsoft Corp. (b) ................................      27,300       3,385,200
Minnesota Mining & Manufacturing Co. ...............      14,000       1,284,500
Mobil Corp. ........................................      12,500       1,748,437
Monsanto Co. .......................................       5,300         233,200
Morgan Stanley Asia Pacific Fund, Inc. .............     300,000       3,150,000
Morgan Stanley India Investment Fund (b) ...........     174,100       1,958,625
Motorola, Inc. .....................................      16,300       1,081,912
NationsBank Corp. ..................................      16,400         965,550
Norfolk Southern Corp. .............................       6,300         611,888
Norwest Corp. ......................................      17,900         957,650
Novell, Inc. (b) ...................................      10,100          79,538
Nucor Corp. ........................................       3,700         218,300
Oracle Systems Corp. (b) ...........................      21,900       1,021,087
PepsiCo, Inc. ......................................      42,600       1,565,550
Pfizer, Inc. .......................................      15,300       1,573,987
PG&E Corp. .........................................      24,200         559,625
Philip Morris Cos., Inc. ...........................      48,900       2,151,600
PPG Industries, Inc. ...............................       5,400         313,875
Procter & Gamble Co. ...............................      20,900       2,881,587
Public Service Enterprise Group ....................      16,300         403,425
Rockwell International Corp. .......................      10,100         651,450
Salomon, Inc. ......................................       5,400         289,575
SBC Communications, Inc. ...........................      18,600       1,088,100
Schering Plough Corp. ..............................      12,500       1,134,375
Sears Roebuck & Co. ................................      15,400         756,525
Southern Co. .......................................      25,300         537,625
Sprint Corp. .......................................      15,300         747,788
SunTrust Banks, Inc. ...............................       8,200         437,675


                                               See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                            Number
Description                                              of Shares  Market Value
--------------------------------------------------------------------------------
United States (Continued)
Tele-Communications International, Inc., Class A (b).....   25,700  $    388,713
Texas Instruments, Inc...................................    7,300       656,088
Texas Utilities Co.......................................   16,400       563,750
Time Warner, Inc.........................................   16,500       767,250
Toys R Us, Inc. (b)......................................    9,900       308,138
Travelers Group, Inc.....................................   11,666       640,172
Union Pacific Corp.......................................    7,900       535,225
Viacom, Inc., Class B (b)................................    9,500       282,031
Wal-Mart Stores, Inc.....................................   58,300     1,734,425
Walt Disney Co...........................................   17,900     1,465,562
Warner-Lambert Co........................................    4,200       423,150
Waste Management, Inc....................................   14,600       463,550
Wells Fargo & Co.........................................    2,300       606,050
Westinghouse Electric Corp...............................   22,000       445,500
Weyerhaeuser Co..........................................    8,300       413,963
Xerox Corp...............................................   10,000       677,500
                                                                    ------------
                                                                     120,656,747
                                                                    ------------
 Total Common Stocks.....................................            256,011,624
                                                                    ------------
Preferred Stocks 0.2%
France 0.0%
Casino Guichard Perrach..................................    3,400       153,143
Germany 0.2%
RWE......................................................    6,400       222,433
SAP, Non Voting (ADR)....................................    1,150       209,262
                                                                    ------------
                                                                         431,695
                                                                    ------------
 Total Preferred Stocks..................................                584,838
                                                                    ------------
Total Long-Term Investments 93.6% (Cost $230,596,409)....            256,596,462
                                                                    ------------

                                   28          See Notes to Financial Statements

----------------------------------------------------------------------------------------------------
                     Portfolio of Investments (Continued)
----------------------------------------------------------------------------------------------------
                                 May 31, 1997
====================================================================================================
Description                                                                             Market Value
----------------------------------------------------------------------------------------------------
Repurchase Agreement 3.7%
State Street Bank & Trust Co. ($10,223,000 par, collateralized by
U.S. Government obligations in a pooled cash account,
dated 05/30/97 to be sold on 06/02/97 at $10,227,260).............                      $ 10,223,000
                                                                                        ------------
Foreign Currency 0.6% (Various Denominations, Cost $1,545,888)....                         1,550,824
                                                                                        ------------
Other Assets in Excess of Liabilities 2.1%........................                         5,693,631
                                                                                        ------------
Net Assets 100.0%.................................................                      $274,063,917
                                                                                        ============

(a) Assets segregated as collateral for open futures and forward transactions.
(b) Non-income producing security as this security currently does not declare dividends.
ADR - American Depository Receipt
GDR - Global Depository Receipt

                                      29       See Notes to Financial Statements

                      Statement of Assets and Liabilities
                                  May 31, 1997
===================================================================================================
Assets:
Long-Term Investments, at Market Value (Cost $230,596,409)..........................   $256,596,462
Repurchase Agreements (Cost $10,223,000)............................................     10,223,000
Foreign Currency, at Market Value (Cost $1,545,888).................................      1,550,824
Cash................................................................................            241
Receivables:
  Securities Sold...................................................................      6,366,453
  Dividends.........................................................................        687,506
  Fund Shares Sold..................................................................        446,015
  Variation Margin on Futures.......................................................        145,656
  Interest..........................................................................          3,258
Forward Currency Contracts..........................................................      1,097,685
Other...............................................................................             16
                                                                                       ------------
  Total Assets......................................................................    277,117,116
                                                                                       ------------
Liabilities:
Payables:
  Securities Purchased..............................................................      1,823,802
  Fund Shares Repurchased...........................................................        523,314
  Distributor and Affiliates........................................................        240,562
  Investment Advisory Fee...........................................................        225,539
Accrued Expenses....................................................................        200,451
Deferred Compensation and Retirement Plans..........................................         39,531
                                                                                       ------------
  Total Liabilities.................................................................      3,053,199
                                                                                       ------------
Net Assets..........................................................................   $274,063,917
                                                                                       ============
Net Assets Consist of:
Capital.............................................................................   $209,367,174
Net Unrealized Appreciation on Securities...........................................     26,931,817
Accumulated Net Realized Gain on Securities.........................................     38,644,391
Accumulated Distributions in Excess of Net Investment Income........................       (879,465)
                                                                                       ------------
Net Assets..........................................................................   $274,063,917
                                                                                       ============
Maximum Offering Price Per Share:
  Class A Shares:
    Net asset value and redemption price per share
    (Based on net assets of $136,924,605 and 8,645,220
    shares of beneficial interest issued and outstanding............................   $      15.84
  Maximum sales charge (5.75%* of offering price)...................................            .97
                                                                                       ------------
  Maximum offering price to public..................................................   $      16.81
                                                                                       ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $124,096,728
    and 8,101,269 shares of beneficial interest issued and outstanding).............   $      15.32
                                                                                       ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $13,042,584
    and 843,377 shares of beneficial interest issued and outstanding)...............   $      15.46
                                                                                       ============

*On sales of $50,000 or more, the sales charge will be reduced.

                                                                  See Notes to Financial Statements
                                      30

                            Statement of Operations

                        For the Year Ended May 31, 1997
======================================================================================
Investment Income:
Dividends (Net of foreign withholding taxes of $283,517).................  $ 3,102,509
Interest (Net of foreign withholding taxes of $132)......................      732,388
                                                                           -----------
 Total Income............................................................    3,834,897
                                                                           -----------
Expenses:
Investment Advisory Fee..................................................    2,342,104
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
 of $296,505, $1,048,239 and $107,844, respectively)......................   1,452,588
Shareholder Services.....................................................    1,224,045
Custody..................................................................      425,755
Legal....................................................................       18,378
Trustees Fees and Expenses...............................................       11,611
Amortization of Organizational Expenses..................................        1,964
Other....................................................................      319,443
                                                                           -----------
 Total Expenses..........................................................    5,795,888
 Less Expenses Reimbursed................................................        8,800
                                                                           -----------
 Net Expenses............................................................    5,787,088
                                                                           -----------
 Net Investment Loss...................................................... $(1,952,191)
                                                                           ===========
Realized and Unrealized Gain/Loss on Securities:
Realized Gain/Loss on Securities:
 Investments.............................................................  $39,309,793
 Futures.................................................................      108,610
 Foreign Currency Transactions...........................................    2,694,435
                                                                           -----------
Net Realized Gain on Securities..........................................   42,112,838
                                                                           -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period.................................................   27,741,970
                                                                           -----------
 End of the Period:
  Investments............................................................   26,000,053
  Futures................................................................     (167,954)
  Forward Currency Contracts.............................................    1,097,685
  Foreign Currency Translation...........................................        2,033
                                                                           -----------
                                                                            26,931,817
                                                                           -----------
Net Unrealized Depreciation on Securities During the Period..............     (810,153)
                                                                           -----------
Net Realized and Unrealized Gain on Securities...........................  $41,302,685
                                                                           ===========
Net Increase in Net Assets from Operations...............................  $39,350,494
                                                                           ===========

                                 31            See Notes to Financial Statements

                            Statement of Changes in Net Assets

                        For the Years Ended May 31, 1997 and 1996
==============================================================================================
                                                                     Year Ended     Year Ended
                                                                   May 31, 1997   May 31, 1996
----------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Loss...........................................    $  (1,952,191)  $ (1,152,058)
Net Realized Gain on Securities...............................       42,112,838     14,354,171
Net Unrealized Appreciation/Depreciation on Securities
 During the Period............................................         (810,153)    18,388,865
                                                                  -------------  -------------
Change in Net Assets from Operations..........................       39,350,494     31,590,978
                                                                  -------------  -------------
Distributions in Excess of Net Investment Income*.............       (1,377,948)           -0-
Distributions from Net Realized Gain on Securities*...........       (6,599,826)    (3,883,160)
                                                                  -------------  -------------
Total Distributions...........................................       (7,977,774)    (3,883,160)
                                                                  -------------  -------------
Net Change in Net Assets from Investment Activities...........       31,372,720     27,707,818
                                                                  -------------  -------------
From Capital Transactions:
Proceeds from Shares Sold.....................................      127,851,283     97,189,154
Net Asset Value of Shares Issued Through Dividend Reinvestment        7,550,550      3,650,871
Cost of Shares Repurchased....................................     (101,392,502)   (51,230,990)
                                                                  -------------  -------------
Net Change in Net Assets from Capital Transactions............       34,009,331     49,609,035
                                                                  -------------  -------------
Total Increase in Net Assets..................................       65,382,051     77,316,853
Net Assets:
Beginning of the Period.......................................      208,681,866    131,365,013
                                                                  -------------  -------------
End of the Period (Including accumulated distributions in
 excess of net investment income of $879,465 and
 $297,886, respectively)......................................    $ 274,063,917   $208,681,866
                                                                  =============  =============

                                                                     Year Ended     Year Ended
*Distributions by Class                                            May 31, 1997   May 31, 1996
----------------------------------------------------------------------------------------------
Distributions in Excess of Net Investment Income:
 Class A Shares...............................................    $  (1,133,880)  $        -0-
 Class B Shares...............................................         (221,577)           -0-
 Class C Shares...............................................          (22,491)           -0-
                                                                  -------------  -------------
                                                                  $  (1,377,948)  $        -0-
                                                                  =============  =============
Distributions from Net Realized Gain on Securities:
 Class A Shares...............................................    $  (3,319,275)  $ (1,775,643)
 Class B Shares...............................................       (2,976,985)    (1,920,148)
 Class C Shares...............................................         (303,566)      (187,369)
                                                                  -------------  -------------
                                                                  $  (6,599,826)  $ (3,883,160)
                                                                  =============  =============

                                              See Notes to Financial Statements
                                      32

                             Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
================================================================================

                                                                            Year Ended May 31,
                                                            --------------------------------------------------
Class A Shares                                                 1997   1996(a)    1995(a)        1994   1993(a)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.................   $ 13.98    $11.79     $11.67     $ 10.76    $10.44
                                                            -------    ------     ------     -------    ------
  Net Investment Loss....................................     (.064)     (.04)      (.04)       (.06)    (.055)
  Net Realized and Unrealized Gain on
   Securities.............................................    2.460     2.561        .42      1.0125     .7775
                                                            -------    ------     ------     -------    ------
Total from Investment Operations.........................     2.396     2.521        .38       .9525     .7225
                                                            -------    ------     ------     -------    ------
Less:
  Distributions in Excess of Net Investment Income.......      .137       -0-        -0-         -0-       -0-
  Distributions from and in excess of Net
   Realized Gain on Securities...........................      .401      .331        .26       .0425     .4025
                                                            -------    ------     ------     -------    ------
Total Distributions......................................      .538      .331        .26       .0425     .4025
                                                            -------    ------     ------     -------    ------
Net Asset Value, End of the Period.......................   $15.838    $13.98     $11.79     $ 11.67    $10.76
                                                            =======    ======     ======     =======    ======
Total Return (b).........................................    17.67%    21.85%      3.36%       9.17%     7.13%
Net Assets at End of the Period (In millions)............   $ 136.9    $106.7     $ 60.1     $  41.8    $ 12.7
Ratio of Expenses to Average Net Assets (c)..............     2.09%     2.22%      2.29%       2.46%     2.93%
Ratio of Net Investment Loss to Average Net
  Assets (c).............................................     (.46%)    (.30%)     (.35%)      (.46%)    (.57%)
Portfolio Turnover.......................................      144%       94%       120%        116%      120%
Average Commission Rate per Equity Share
  Traded (d).............................................   $ .0206    $.0199         --          --        --

(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the year ended May 31, 1993, the Ratios of Expenses and Net Investment Loss to Average Net Assets would have been 3.28% and (.92%), respectively, had VKAC not reimbursed certain expenses of the Fund. The impact on the Ratios due to VKAC's reimbursement of certain expenses for other periods presented was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                   33          See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
================================================================================

                                                                                Year Ended May 31,
                                                              --------------------------------------------------
Class B Shares                                                    1997    1996(a)    1995(a)      1994   1993(a)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.....................  $ 13.53    $11.50     $11.48     $10.67    $10.46
                                                               -------    ------     ------     ------    ------
  Net Investment Loss........................................    (.139)     (.14)      (.13)      (.13)    (.135)
  Net Realized and Unrealized
    Gain on Securities.......................................    2.358     2.501        .41      .9825     .7475
                                                               -------    ------     ------     ------    ------
Total from Investment Operations.............................    2.219     2.361        .28      .8525     .6125
                                                               -------    ------     ------     ------    ------
Less:

  Distributions in Excess of Net Investment Income...........     .030       -0-        -0-        -0-       -0-
  Distributions from and in Excess of Net
    Realized Gain on Securities..............................     .401      .331        .26      .0425     .4025
                                                               -------    ------     ------     ------    ------
Total Distributions..........................................     .431      .331        .26      .0425     .4025
                                                               -------    ------     ------     ------    ------
Net Asset Value, End of the Period...........................  $15.318    $13.53     $11.50     $11.48    $10.67
                                                               =======    ======     ======     ======    ======
Total Return (b).............................................   16.83%    20.90%      2.62%      8.21%     6.15%
Net Assets at End of the Period (In millions)................   $124.1   $  92.8     $ 64.7     $ 48.8    $  6.9
Ratio of Expenses to Average Net Assets (c)..................    2.86%     2.99%      3.05%      3.21%     3.88%
Ratio of Net Investment Loss to Average Net
  Assets (c).................................................   (1.22%)   (1.11%)    (1.11%)    (1.19%)   (1.41%)
Portfolio Turnover...........................................     144%       94%       120%       116%      120%
Average Commission Rate per Equity Share
  Traded (d).................................................  $ .0206    $.0199         --         --        --

(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the year ended May 31, 1993, the Ratios of Expenses and Net Investment Loss to Average Net Assets would have been 4.50% and (2.02%), respectively, had VKAC not reimbursed certain expenses of the Fund. The impact on the Ratios due to VKAC's reimbursement of certain expenses for the other periods presented was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.


                                      34       See Notes to Financial Statements

             The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
=========================================================================================================
                                                                                            June 21, 1993
                                                       Year Ended May 31,                   (Commencement
                                                --------------------------------         of Distribution)
Class C Shares                                     1997     1996(a)    1995(a)         to May 31, 1994(a)
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................................  $ 13.66   $ 11.61    $ 11.59                    $  10.29
                                                 -------   -------    -------                    --------
  Net Investment Loss..........................    (.137)     (.14)      (.13)                       (.13)
  Net Realized and Unrealized
    Gain on Securities.........................    2.372     2.521        .41                      1.4725
                                                 -------   -------    -------                    --------
Total from Investment Operations...............    2.235     2.381        .28                      1.3425
                                                 -------   -------    -------                    --------
Less:
  Distributions in Excess of Net
    Investment Income..........................     .030       -0-        -0-                        -0-
  Distributions from and in Excess of
    Net Realized Gain on Securities............     .401      .331        .26                       .0425
                                                 -------   -------    -------                    --------
Total Distributions............................     .431      .331        .26                       .0425
                                                 -------   -------    -------                    --------
Net Asset Value, End of the Period.............  $15.464   $ 13.66    $ 11.61                    $  11.59
                                                 =======   =======    =======                    ========
Total Return (b)...............................   16.82%    20.87%      2.60%                      13.06%*
Net Assets at End of the Period
  (In millions)................................  $  13.0   $   9.2    $   6.6                    $    5.1
Ratio of Expenses to Average
  Net Assets (c)...............................    2.87%     3.00%      3.05%                       3.21%
Ratio of Net Investment Loss
  to Average Net Assets (c)....................   (1.23%)   (1.10%)    (1.13%)                     (1.15%)
Portfolio Turnover.............................     144%       94%       120%                        116%
Average Commission Rate per
  Equity Share Traded (d)......................  $ .0206   $ .0199         --                          --


*Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Loss to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      35       See Notes to Financial Statements

--------------------------------------------------------------------------------
                         Notes to Financial Statements
--------------------------------------------------------------------------------
                                  May 31, 1997
================================================================================

1. Significant Accounting Policies
Van Kampen American Capital Global Equity Fund (the "Fund") is organized as a series of Van Kampen American Capital World Portfolio Series Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide long-term growth of capital by investing in an internationally diversified portfolio of equity securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. The Fund commenced investment operations on August 5, 1991. The distribution of the Fund's Class B and Class C shares commenced on November 15, 1991 and June 21, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. Fixed income investments are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securi-

--------------------------------------------------------------------------------
                   Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------
                                  May 31, 1997
================================================================================

ties only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discount is amortized over the life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

E. Organizational Expenses--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of approximately $75,000. These costs were amortized over the 60 month period ended September 30, 1996.

F. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
   At May 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $242,822,509; the aggregate gross unrealized appreciation is $31,431,024 and the aggregate gross unrealized depreciation is $4,953,516, resulting in net unrealized appreciation on investments, futures, forward currency contracts and foreign currency of $26,477,508.

G. Distribution of Income and Gains--The Fund declares and pays dividends annually from net investment income and from net realized gains on securities, if any. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign cur-

--------------------------------------------------------------------------------
                   Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------
                                  May 31, 1997
================================================================================

rencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes.
  Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the following permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified as follows:
     Accumulated Undistributed Net Investment Income.... $ 2,748,560(a)(b)(c)
     Accumulated Net Realized Gain/Loss on Securities... $(2,679,453)(a)(b)
     Capital                                             $   (69,107)(c)

(a) Represents $2,694,435 of realized gains and losses on transactions in foreign currencies which are included as ordinary income for federal income tax purposes. These realized gains and losses are included in net realized gain/loss on securities for financial reporting purposes.

(b) Represents $14,982 of capital gains tax paid on a foreign equity security. This item is recognized as an expense for federal income tax purposes but as a component of realized loss for book purposes.

(c) Represents $69,107 of expenses recognized for financial reporting purposes, but which are not deductible for federal income tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. Investment advisory fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of 1.00%. On April 1, 1997, the Adviser entered into a subadvisory agreement with Morgan Stanley Asset Management Inc. (the "Subadviser") to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. Prior to April 1, 1997, the Fund's Subadviser was John Govett & Co., Ltd. The Adviser pays 50% of its investment advisory fee to the Subadviser.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the year ended May 31, 1997, the Fund recognized expenses of approximately $25,800 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended May 31, 1997, the Fund recognized expenses of approximately $1,045,500, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
  Additionally, for the year ended May 31, 1997, the Fund paid VKAC approximately $70,200 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder services resulting from the consolidation.

                                 May 31, 1997
================================================================================

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500. The Adviser reimbursed the fund for these Plan expenses for the calendar year 1996.

     For the year ended May 31, 1997, the Fund paid brokerage commissions to Morgan Stanley Group Inc. of $8,633.

     At the end of the period, the Fund owned the following Morgan Stanley Funds which were managed by the Subadviser:

                                                                       Transactions During the Period
                                                                       ------------------------------
                                                                        % of        Cost of  Proceeds
                                                                  Net Assets      Purchases  of Sales
=====================================================================================================
Latin America Discovery Fund, Inc................................      1.07%     $2,468,695        $0
Morgan Stanley Asia Pacific Fund, Inc............................      1.15%     $2,965,000        $0
Morgan Stanley India Investment Fund.............................      0.71%     $1,849,666        $0

     At May 31, 1997, VKAC owned 53,680 Class A shares of the Fund.


3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At May 31, 1997, capital aggregated $103,173,521, $95,878,421 and
$10,315,232 for Classes A, B and C, respectively. For the year ended May 31, 1997, transactions were as follows:

                                                  Shares         Value
======================================================================
Sales:
  Class A...................................   6,134,539  $ 89,228,576
  Class B...................................   2,431,724    34,006,661
  Class C...................................     326,525     4,616,046
                                               ---------  ------------
Total Sales.................................   8,892,788  $127,851,283
                                               =========  ============
Dividend Reinvestment:
  Class A...................................     304,883  $  4,257,239
  Class B...................................     221,179     2,997,101
  Class C...................................      21,652       296,210
                                               ---------  ------------
Total Dividend Reinvestment.................     547,714  $  7,550,550
                                               =========  ============

--------------------------------------------------------------------------------
                   Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------
                                  May 31, 1997
================================================================================

                                   Shares           Value
---------------------------------------------------------
Repurchases:

  Class A....................  (5,426,393)  $ (79,299,631)
  Class B....................  (1,408,797)    (19,584,581)
  Class C....................    (176,672)     (2,508,290)
                               ----------   -------------
Total Repurchases............  (7,011,862)  $(101,392,502)
                               ==========   =============

  At May 31, 1996, capital aggregated $89,022,332, $78,490,170 and $7,914,448 for Classes A, B and C, respectively. For the year ended May 31, 1996, transactions were as follows:

                                   Shares          Value
--------------------------------------------------------
Sales:
  Class A....................   4,966,925   $ 63,861,473
  Class B....................   2,370,872     29,925,908
  Class C....................     268,622      3,401,773
                                ---------   ------------
Total Sales..................   7,606,419   $ 97,189,154
                                =========   ============
Dividend Reinvestment:
  Class A....................     136,185   $  1,683,743
  Class B....................     150,464      1,807,274
  Class C....................      13,189        159,854
                                ---------   ------------
Total Dividend Reinvestment..     299,838   $  3,650,871
                                =========   ============
Repurchases:
  Class A....................  (2,565,199)  $(32,888,196)
  Class B....................  (1,288,844)   (16,089,389)
  Class C....................    (181,673)    (2,253,405)
                                ---------   ------------
Total Repurchases............  (4,035,716)  $(51,230,990)
                                =========   ============

  Class B and C shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                  May 31, 1997
================================================================================

                                                            Contingent Deferred
                                                               Sales Charge
                                                            -------------------
Year of Redemption                                          Class B     Class C
================================================================================
First......................................................     5.00%      1.00%
Second.....................................................     4.00%      None
Third......................................................     3.00%      None
Fourth.....................................................     2.50%      None
Fifth......................................................     1.50%      None
Sixth and Thereafter.......................................     None       None

     For the year ended May 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $87,000 and CDSC on the redeemed shares of approximately $174,500. Sales charges do not represent expenses of the Fund.

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $338,593,160 and $315,447,959, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts-A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

     Upon entering into future contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period

                                  May 31, 1997
================================================================================
the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

     Transactions in futures contracts for the year ended May 31, 1997, were as follows:

                                                                       Contracts
===============================================================================
Outstanding at May 31, 1996...........................................        0
Futures Opened........................................................       50
Futures Closed........................................................      (25)
                                                                           ----
Outstanding at May 31, 1997...........................................       25
                                                                           ====

     The futures contracts outstanding as of May 31, 1997, and the description and unrealized depreciation are as follows:

                                                                     Unrealized
                                                        Contracts  Depreciation
===============================================================================
Long June 1997 CAC 40 Index Future Contracts
  (Current Notional Value of $513,400 per contract)....        25      $167,954
                                                             ====      ========

B. Forward Currency Contracts-These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency.

     At May 31, 1997, the Fund has outstanding forward currency contracts as follows:

                                                                      Unrealized
                                        Original       Current     Appreciation/
Description                                Value         Value      Depreciation
================================================================================
Long Contracts
British Pound Sterling,
  2,667,912 expiring 07/16/97...........$ 4,354,032   $ 4,359,896     $    5,864
German Mark,
  5,700,500 expiring 07/30/97...........  3,310,203     3,349,994         39,791
Japanese Yen,
  1,816,065,372 expiring
  07/18/97-01/26/98..................... 14,909,244     16,033,345     1,124,101

                                  May 31, 1997
================================================================================

                                                                      Unrealized
                                          Original        Current  Appreciation/
Description                                  Value          Value   Depreciation
================================================================================
Long Contracts (Continued)
Swiss Franc,
  2,783,100 expiring 08/18/97......... $ 2,000,000    $ 1,985,189    $  (14,811)
Short Contracts
British Pound Sterling,
  2,667,912 expiring 07/16/97.........   4,000,000      4,359,896      (359,896)
German Mark,
  11,401,560 expiring 07/30/97........   6,900,000      6,700,316       199,684
French Franc,
  45,948,432 expiring 09/15/97........   8,108,356      8,009,107        99,249
Japanese Yen,
  2,740,235,772 expiring
  07/18/97-01/26/98...................  24,141,822     24,082,060        59,762
Netherlands Guilder,
  3,454,320 expiring 08/18/97.........   1,820,267      1,806,622        13,645
Spanish Peseta,
  375,238,689 expiring 06/13/97.......   2,624,636      2,595,994        28,642
Swiss Franc,
  7,721,085 expiring 08/18/97.........   5,409,115      5,507,461       (98,346)
                                                                     ----------
                                                                     $1,097,685
                                                                     ==========

6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended May 31, 1997, are payments to VKAC of approximately $908,900.

                       Report of Independent Accountants

To the Shareholders and Board of Trustees of Van Kampen American Capital Global Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Global Equity Fund (the "Fund"), a series of Van Kampen American Capital World Portfolio Series Trust, at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
July 14, 1997

                Funds Distributed by Van Kampen American Capital

GLOBAL AND
INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Aggressive Growth Fund
  Emerging Growth Fund
  Enterprise Fund
  Growth Fund
  Pace Fund

Growth & Income
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Intermediate Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
  Aggressive Equity Fund
  American Value Fund
  Asian Growth Fund
  Emerging Markets Fund
  Global Equity Allocation Fund
  Global Fixed Income Fund
  High Yield Fund
  International Magnum Fund
  Latin American Fund
  U.S. Real Estate Fund
  Value Fund
  Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                         Results of Shareholder Votes

     A Special Meeting of Shareholders of the Fund was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, a new subadvisory agreement, the election of Trustees, and the selection of Price Waterhouse LLP as independent public accountants for its current fiscal year. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 9,859,110 shares voted for the proposal, 157,683 shares voted against and 571,138 shares abstained. With regard to the approval of a new subadvisory agreement with Morgan Stanley Asset Management, Inc. and the Fund, 9,880,018 shares voted for the proposal, 152,446 shares voted against and 555,468 shares abstained. With regard to the election of Trustees, J. Miles Branagan received 10,327,836 affirmative votes and 260,095 shares withheld; Richard M. DeMartini received 10,321,839 affirmative votes and 266,092 shares withheld; Linda Hutton Heagy received 10,328,097 affirmative votes and 259,834 withheld; R. Craig Kennedy received 10,325,642 affirmative votes and 262,289 shares withheld; Jack E. Nelson received 10,325,629 affirmative votes and 262,302 shares withheld; Jerome
L. Robinson received 10,324,641 affirmative votes and 263,290 withheld; Phillip
B. Rooney received 10,328,815 affirmative votes and 259,116 withheld; Fernando Sisto received 10,324,896 affirmative votes and 263,035 shares withheld; and, Wayne W. Whalen received 10,324,423 affirmative votes and 263,508 abstained. With regard to the ratification of the selection of Price Waterhouse LLP as independent public accountants for its current fiscal year, 9,919,577 shares voted for the proposal, 122,810 shares voted against and 545,545 shares abstained.

                 Van Kampen American Capital Global Equity Fund

Board of Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Jerome L. Robinson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen*-Chairman


Officers

Dennis J. McDonnell*
 President
Ronald A. Nyberg*
 Vice President and Secretary
Edward C. Wood, III*
 Vice President and Chief Financial Officer
Curtis W. Morell*
 Vice President and Chief Accounting Officer
John L. Sullivan*
 Treasurer
Tanya M. Loden*
 Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
 Vice Presidents


Investment Adviser

Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Investment Subadviser

Morgan Stanley Asset
Management Inc.
1585 Broadway
New York, New York 10036


Distributor

Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Shareholder Servicing Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256


Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105


Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606


Independent Accountants

Price Waterhouse LLP
1201 Louisiana
Houston, Texas 77002

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

/SM/ denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After September 30, 1997, this report must be accompanied by a quarterly performance update, if applicable.